SUBSEQUENT EVENTS - Agreement Regarding Governance of Usiminas	12 Months Ended
Dec. 31, 2017
Disclosure of subsequent events [Abstract]
SUBSEQUENT EVENTS - Agreement Regarding Governance of Usiminas
On February 8, 2018, the Company announced that its subsidiary Ternium Investments S.à r.l. had entered into a binding and immediately effective agreement (the “Agreement”) with Nippon Steel & Sumitomo Metal Corporation (“NSSMC”), establishing certain new governance rules for Usiminas as well as certain undertakings for the settlement of legal disputes. The new governance rules for Usiminas include, among others, an alternation mechanism for the nomination of each of the CEO and the Chairman of the Usiminas board of directors, as well as a new mechanism for the nomination of other members of Usiminas’ executive board. In addition, the Agreement incorporates an exit mechanism.

Under the Agreement, the right to nominate the CEO and the Chairman will alternate between Ternium and NSSMC at a 4-year interval, comprising two consecutive 2-year terms. For the initial four years, Ternium will be entitled to nominate the CEO and NSSMC will be entitled to nominate the Chairman. Initially, Ternium and NSSMC intend to nominate Sergio Leite as Usiminas’ CEO and Ruy Hirschheimer as Usiminas’ Chairman of the Board, respectively. The executive board will be composed of six members, including the CEO and five Vice-Presidents, with Ternium and NSSMC nominating three members each. The Agreement includes an exit mechanism consisting of a buy-and-sell procedure, exercisable at any time during the term of the existing Usiminas shareholders' agreement after the fourth-and-a-half-year anniversary from the coming election of Usiminas’ executive board in May 2018. Such buy-and-sell procedure would allow either Ternium or NSSMC to purchase all or a majority of the Usiminas shares held by the other party.

Ternium Investments S.à r.l. and its subsidiaries Siderar S.A.I.C. and Prosid Investments, togehter with Confab Industrial S.A., a Brazilian subsidiary of Tenaris S.A., are parties to the T/T Group within the Usiminas controlling group. Pursuant to the Agreement, the T/T Group members will use their reasonable best efforts to negotiate and execute an amended and restated Usiminas’ shareholders’ agreement together with the other minority shareholders of the control group, Previdência Usiminas, Metal One Corporation and Mitsubishi Corporation do Brasil S.A., having the same termination date as the existing Usiminas shareholders’ agreement. If any non-affiliated controlling group shareholder for any reason does not enter into the new shareholders agreement on or before April 10, 2018, the T/T Group members will enter into a separate Usiminas’ shareholders’ agreement only among themselves and their affiliates that are shareholders of Usiminas, which will operate as an upper-level agreement in respect of the existing shareholders agreement and will more fully reflect and implement the new governance rules as between them and their affiliates.